SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Filed pursuant to Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

July 11, 1996 (June 28, 1996)
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(Date of Report (Date of earliest event reported))

OLSTEN CORPORATION
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(Exact name of registrant as specified in charter)
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Delaware
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(State or other jurisdiction of incorporation)


0-3532
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(Commission File Number)


13-261052
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(IRS Employer Identification No.)


175 Broad Hollow Road
Melville, New York 11747-8905
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(Address of principal executive officers)



(516) 844-7800
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(Registrant's telephone number, including area code)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
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          On June 28, 1996, the merger of QHR Acquisition Corp.
("Merger Sub"), a wholly-owned subsidiary of Registrant, with and into Quantum Health Resources, Inc., a Delaware corporation ("Quantum") pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of May 1, 1996, by and among the Registrant, Merger Sub and Quantum (the "Merger Agreement") became effective upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware. In accordance with the conversion formula contained in the Merger Agreement, each share of Quantum Common Stock issued and outstanding immediately prior to the effective time of the Merger was converted into the right to receive fifty-eight one hundredths (.58) of one share of Olsten Class B Common Stock. Reference is made to the Merger Agreement which is incorporated herein by reference.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
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          Exhibit Number      Materials to be filed as Exhibits
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          Exhibit 2      Amended and Restated Agreement and Plan
                         of Merger, dated as of May 1, 1996, by
                         and among the Registrant, Merger Sub and
                         Quantum (incorporated by reference to
                         Annex A to the Joint Proxy Statement and
                         Prospectus included in the Registrant's
                         Registration Statement on S-4 (No. 333-
                         4743))

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                            SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              OLSTEN CORPORATION
                                 (REGISTRANT)


Date:  July 11, 1996    By:/s/ LAURIN L. LADEROUTE, JR.
                              Laurin L. Laderoute, Jr.
                              Vice President